                                                                   Exhibit 10.30






Third Restated Loan Agreement dated March 4, 1996, among UNICO, Inc., United Coupon Corporation, Cal-Central Marketing Corporation and BancFirst.

                         THIRD RESTATED LOAN AGREEMENT
                         -----------------------------

          THIS AGREEMENT is made effective January 10, 1996, between UNICO, INC., a Delaware corporation, UNITED COUPON CORPORATION, a Virginia corporation, CAL-CENTRAL MARKETING CORPORATION, an Oklahoma corporation, and BANCFIRST, an Oklahoma banking corporation, with reference to the following facts.


                               R E C I T A L S :


     A. The Borrowers are jointly and severally indebted to the Lender pursuant to the terms of the Prior Loan Documents; and

     B. The Borrowers and the Lender desire to amend the terms of the Prior Loan Documents as provided by this Agreement.


                             A G R E E M E N T S :


          In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers, it is agreed as follows:

1.  Defined Terms.  As used in this Agreement, the following terms when bearing
    -------------
initial capital letters will have the meanings hereafter indicated:

     1.1    Account(s).  All accounts, accounts receivable, contract rights,
            ----------
            notes, drafts, acceptances, instruments, general intangibles, chattel paper and other forms of obligations and receivables owing by any person to any one or more of the Borrowers, now owned or hereafter acquired, including, without implied limitation, deposits and other sums due from the Lender to any one or more of the Borrowers. The term "Account(s)" will have the meaning defined in the UCC to the extent not inconsistent with the foregoing definition.

     1.2    Affiliate. Any person who is an officer or director of any of the
            ---------
            Borrowers and any person or entity which, directly or indirectly, is in control of, is controlled by or is under common control with any of the Borrowers.

     1.3    Agreement. This Third Restated Loan Agreement, including Schedules
            ---------
            "A" through "G" inclusive which are
            attached as a part hereof and all extensions, renewals and modifications hereof.

     1.4    Borrowers. UNICO, UC and Cal-Central, jointly and severally.
            ---------

     1.5    Borrowing Base. As of each date of determination, the lesser of:
            --------------
            (a) the maximum principal amount of Note A determined in accordance with paragraph 4.1 of this Agreement; or (b) the total of:
            (i) thirty-five percent (35%) of Old Cal-Central Accounts and after June 30, 1996, no Old Cal-Central Accounts; (ii) seventy percent (70%) of Eligible Accounts owing to UNICO d/b/a Alliance Publications; (iii) seventy percent (70%) of Eligible Accounts owing to UC; and (iv) fifty percent (50%) of the stock paper inventory held by UC, but not more than One Hundred Fifty Thousand Dollars ($150,000.00).

     1.6    Borrowing Base Certificate. The document(s) to be provided by the
            --------------------------
            Borrowers to the Lender in form acceptable to the Lender certifying that: (a) no Event of Default has occurred and that all requirements of the Loan Documents have been fully performed, or if any of the terms of any of the Loan Documents have not been fully performed, such certificate will specify the Event of Default and the steps taken by the Borrowers to correct such Event of Default; and (b) the amount of the Borrowing Base as of the last day of the preceding month.

     1.7    Business Day. A day on which the Lender is open for business at its
            ------------
            office at 101 North Broadway, Oklahoma City, Oklahoma 73102.

     1.8    Cal-Central. Cal-Central Marketing Corporation (formerly AEC
            -----------
            Acquisitions, Inc.), an Oklahoma corporation, its successors and permitted assigns.

     1.9    Closing Date. The date on which the Loan Documents are accepted by
            ------------
            the Lender at the Lender's office at 101 North Broadway, Oklahoma City, Oklahoma 73102.

     1.10   Code.  The Internal Revenue Code of 1986, as amended to the date of
            ----
            determination, together with all regulations issued pursuant thereto.

     1.11   Collateral. All property, real, personal or mixed now owned or
            ----------
            hereafter acquired by the Borrowers including, without implied limitation, the Stock, the Accounts,


                                      - 2 -
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            the Equipment, the Inventory, contract rights, documents of title, chattel paper, general intangibles, insurance policies and proceeds and business records, together with all increases, replacements and substitutions therefor, additions and accessions thereto and proceeds and products therefrom.

     1.12   Conversion Agreement. An agreement between UNICO and the
            --------------------
            Subordinated Creditors made pursuant to the letter of intent dated February 2, 1996 by Renaissance, the Duncan-Smith Group and the Humphreys Group which provides inter alia that: (a) the subordinated
                                           ----- ----
            Creditors will convert no less than One Million Five Hundred Thousand Dollars ($1,500,000.00) of existing subordinated debt to preferred or common stock of UNICO on terms satisfactory to the Lender; and (b) no payment of principal or interest will be required by the Subordinated Creditors prior to July 1, 1997.

     1.13   Default. The occurrence of any one or more of the Events of Default
            -------
            and the determination by the Lender that the Lender will exercise the remedies available to the Lender by reason thereof.

     1.14   Duncan-Smith Group. Comer M. Alden, Beverly Arnold, Dan E. Butt, M.
            ------------------
            A. Mizdor, A. Baker Duncan, Sally W. Duncan, Luella Hardie, Jane Jacobs, Johnnie Jean Lovett, Thomas Lovett, Mary Malone, Eleanor Morrison, Richard Oldfather, Deborah Quebe, Jordon Reese, III, Eddie
            W. Spalten, Kurt H. C. Bottcher and Fred Grinstead, all individuals, Tres Hombres, a partnership, or their agent, Duncan-Smith Company, a Texas corporation, their respective heirs, representatives, successors and assigns.

     1.15   Eligible Account(s). Each Account in which the Lender has a first
            -------------------
            perfected security interest and which: (a) arises from providing services or the sale or lease of Inventory or other goods and such Inventory or other goods has been shipped or delivered to the Account debtor; (b) is a valid, legally enforceable obligation of the Account debtor thereunder and is not subject to any dispute, recoupment, claim, offset, counterclaim, adjustment, allowance or other defense on the part of the Account debtor or to any claim on the part of the Account debtor denying liability thereunder in whole or in part; (c) is not subject to any lien or security interest in favor of a person other than the Lender; (d) is evidenced by an invoice having payment terms acceptable to the Lender rendered to the Account debtor

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            and is not evidenced by any instrument or chattel paper; (e) is not owing by an Account debtor the collection of whose Accounts either the Borrowers or the Lender have determined to be doubtful; (f) is not owing by any Account debtor who has any Account more than sixty
            (60) days past the invoice due date; (g) is not more than sixty
            (60) days past the invoice due date; and (h) is lawfully owned by one of the Borrowers with good right to subject the same to a first security interest in favor of the Lender. An Account which initially constitutes an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, will thereafter cease to be an Eligible Account.

     1.16   Equipment. All equipment, furniture, fixtures, machinery, apparatus
            ---------
            and other personal property now owned or hereafter acquired by one of the Borrowers, including, without implied limitation, all printing equipment, computer systems, programs, hardware, software and computer graphics equipment. The term "Equipment" will have the meaning defined in the UCC to the extent not inconsistent with the foregoing definition.

     1.17   ERISA. The Employee Retirement Income Security Act of 1974, as
            -----
            amended on the date of determination, together with all regulations issued pursuant thereto.

     1.18   Events of Default. The occurrences specified in paragraph 9 of this
            -----------------
            Agreement.

     1.19   GAAP. The generally accepted accounting principles adopted from
            ----
            time to time by the Financial Accounting Standards Board of the Association of Independent Certified Public Accountants. All accounting terms used in this Agreement will, unless otherwise specifically provided herein, have the meanings customarily given such terms in accordance with GAAP and, unless otherwise specifically provided herein, all financial computations required by this Agreement will be computed in accordance with GAAP consistently applied.

     1.20   Humphreys Group. Sara Humphreys Warren, Margaret H. Cummings and
            ---------------
            Laurie F. Humphreys, Trustees of the Harlon Morse Fentriss Trust, Phil M. Stevenson, Jr., an individual, Rhojcoamt Partnership, Ltd., a Texas limited partnership, Citcam Stock Co., a Texas general partnership, Barbara T. Grinnan, an individual, and Goose Creek, a Texas general partnership or Duncan-

            Smith Company as their agent, and their respective heirs, representatives, successors and assigns.

     1.21   Inventory. All goods, merchandise and other personal property now
            ---------
            owned or hereafter acquired by one of the Borrowers which are held for sale or lease or are to be furnished under contracts of service, or which are raw materials, work in process or materials used or consumed in the Borrowers' businesses. The term "Inventory" will have the meaning defined in the UCC to the extent not inconsistent with the foregoing definition.

     1.22   Lender. BancFirst, an Oklahoma banking corporation, its successors
            ------
            and assigns.

     1.23   Loans. The extensions of credit having an outstanding principal
            -----
            amount not to exceed NINE HUNDRED THIRTY-FOUR THOUSAND FOUR HUNDRED THIRTY-TWO AND 73/100 DOLLARS ($934,432.73) made by the Lender to the Borrowers pursuant to the terms of this Agreement and all extensions, renewals, increases, consolidations and modifications hereof.

     1.24   Loan Documents. This Agreement, the Notes, the Stock Pledge
            --------------
            Agreement, the Security Agreement, the Subordination Agreements, financing statements, the Lockbox Agreements and all other documents executed by the Borrowers or any other person on behalf of the Borrowers and delivered to the Lender in connection with or related to the Loans and all amendments, extensions, renewals, increases and modifications of any of the foregoing.

     1.25   Lockbox Agreements. The documents to be executed by the Borrowers
            ------------------
            and delivered to the Lender to facilitate the collection of Accounts in substantially the form and containing the terms which appear as Schedule "G" and all extensions, renewals and modifications thereof.

     1.26   Note A. The document to be executed by the Borrowers and delivered
            ------
            to the Lender to evidence a portion of the Loans payable on the terms set forth at paragraph 4.1 of this Agreement in substantially the form and containing the terms set forth at Schedule "A" and all extensions, renewals, modifications and increases thereof.

     1.27   Note B. The document to be executed by the Borrowers and delivered
            ------
            to the Lender to evidence a portion of

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            the Loans payable on the terms set forth at paragraph 4.2 of this
            Agreement in substantially the form and containing the terms set forth at schedule "B" and all extensions, renewals, modifications and increases thereof.

     1.28   Notes.  Note A and Note B.
            -----

     1.29   Obligations. The joint and several obligations of the Borrowers to:
            -----------
            (a) pay the principal and interest on the Notes in accordance with the terms thereof and to satisfy all other liabilities of the Borrowers to the Lender under the Loan Documents, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, joint or several, including any extensions, modifications, increases or renewals thereof and substitutions therefor; (b) repay to the Lender all amounts advanced by the Lender under the Loan Documents on behalf of the Borrowers, including, without implied limitation, all advances for principal or interest payments to prior secured parties, lessors, mortgagees or lienors, or for taxes, levies, rent, repairs to or maintenance or storage of any of the Collateral; and (c) reimburse the Lender, on demand, for all of the Lender's expenses and costs, including the reasonable fees and expenses of the Lender's counsel, in connection with the preparation, administration, negotiation, amendment, modification or enforcement of the Loan Documents.

     1.30   Old Cal-Central Accounts. Accounts owing to Cal-Central having an
            ------------------------
            invoice date prior to November 1, 1995.

     1.31   PBGC. The Pension Benefit Guaranty Corporation as established
            ----
            pursuant to Section 4002 of ERISA or any successor thereto.

     1.32   Permitted Encumbrances. Encumbrances which constitute: (a) liens for
            ----------------------
            taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which reserves have been established in accordance with GAAP; (b) liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations; (c) mechanics', materialmen's, laborers' or other like liens arising by operation of law in the ordinary course of business in respect of liabilities which are not yet due or which are being contested in good faith by appropriate proceedings by or on behalf of the Borrowers and for which reserves have been established in accordance with GAAP; and
            (d) the secured liens described in Schedule "C."

     1.33   Prime Rate. The base interest rate per annum on corporate loans
            ----------
            posted by at least seventy-five percent (75%) of the United States' thirty (30) largest banks as published from time to time in the "Money Rates" column of The Wall Street Journal or, if such
                                    -----------------------
            publication ceases, an alternative similar index designated by the Lender.

     1.34   Prior Loan Documents. The loan documents governing, evidencing and
            --------------------
            securing payment of the extensions of credit made by the Lender to the Borrowers prior to the effective date of this Agreement including, without implied limitation, the following: (a) the Second Amended and Restated Loan Agreement dated effective August 31, 1994, as amended by: (i) the First Amendment to Second Amended and Restated Loan Agreement dated effective December 29, 1994, and (ii) the Second Amendment to Second Amended and Restated Loan Agreement dated effective August 11, 1995; (b) the Revolving Note dated August 31, 1994 in the face amount of Six Hundred Thousand Dollars ($600,000.00) executed by the Borrowers and delivered to then Lender; (c) the Renewal Term Note dated August 31, 1994 in the face amount of Five Hundred Thousand Dollars ($500,000.00) executed by the Borrowers and delivered to the Lender; (d) the Amended and Restated Security Agreement dated effective August 31, 1994, as amended by the First Amendment to Amended and Restated Security Agreement dated August 11, 1995; (e) the Amended and Restated Stock Pledge Agreement dated effective August 31, 1994, as amended by: (i) the First Amendment to Amended and Restated Stock Pledge Agreement dated effective September 1994, and (ii) the Second Amendment to Amended and Restated Stock Pledge Agreement dated effective August 11, 1995; and (f) the Amended and Restated Collateral Subordination Agreement dated effective August 31, 1994.

     1.35   Renaissance. Renaissance Capital Partners, Ltd., a Texas limited
            -----------
            partnership, its successors and assigns.

     1.36   Security Agreement. The Third Restated Security Agreement to be
            ------------------
            executed by the Borrowers and delivered to the Lender to secure payment of the Obligations by

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            granting to the Lender a first perfected security interest covering that portion of the Collateral described therein in substantially the form and containing the terms set forth at Schedule "D" and all extensions, renewals and modifications thereof.

     1.37   Stock.  All of the capital stock of UC and Cal-Central now or
            -----
            hereafter issued and outstanding.

     1.38   Stock Pledge Agreement. The Third Restated Stock Pledge Agreement to
            ----------------------
            be executed by UNICO and delivered to the Lender to secure payment of the Obligations by granting to the Lender a first perfected security interest covering the Stock in substantially the form and containing the terms set forth at Schedule "E" and all extensions, renewals and modifications thereof.

     1.39   Subordinated Creditors. Renaissance, the Duncan-Smith Group and the
            ----------------------
            Humphreys Group.

     1.40   Subordination Agreements. The Third Restated Subordination
            ------------------------
            Agreements to be executed and delivered among the Subordinated Creditors, the Borrowers and the Lender evidencing the subordination of the priority of security interests held by Subordinated Creditors to the security interests held by the Lender in substantially the form and containing the terms set forth at Schedule "F" and all extensions, renewals and modifications thereof.

     1.41   Subsidiaries. Any corporation of which more than ten percent (10%)
            ------------
            of the issued and outstanding securities having voting rights is owned or controlled, directly or indirectly, by any one or more of the Borrowers and/or any one or more of the Borrowers' Subsidiaries.

     1.42   UNICO UNICO, Inc., a Delaware corporation, its successors and
            -----
            permitted assigns.

     1.43   UC. United Coupon Corporation, a Virginia corporation, its
            --
            successors and permitted assigns.

     1.44   UCC.  The uniform Commercial Code as adopted in the State of
            ---
            Oklahoma.

2.  Lending Agreement.  Based on the foregoing representations and warranties
    -----------------
and subject to the terms and conditions of this Agreement, provided that no Event of Default has occurred and is continuing, the Lender agrees to lend to the Borrowers and the

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Borrowers agree to borrow from the Lender the aggregate sum of NINE HUNDRED
THIRTY-FOUR THOUSAND FOUR HUNDRED THIRTY-TWO AND 73/100 DOLLARS ($934,432.73). Advances will be made under the Notes solely to renew the unpaid principal balance of the extensions of credit made by the Lender pursuant to the Prior Loan Documents.

3.  Representations and Warranties.  To induce the Lender to enter into this
    ------------------------------
Agreement, the Borrowers jointly and severally represent and warrant to the Lender that:

    3.1    Existence; Power. Each of the Borrowers is and will continue to be a
           ----------------
           corporation duly formed and validly existing in good standing under the laws of the respective states of their incorporation; the Borrowers are each authorized and qualified to do business in each state where the nature of their activities or assets requires such qualification, except those states where failure to so qualify will not have a material adverse effect on the Borrowers; the Borrowers have adequate power, authority and legal right to own, operate and hold the Collateral; the Borrowers are duly authorized, qualified and licensed under all applicable laws, regulations, ordinances or orders of public authorities to carry on the Borrowers' respective businesses in the operation and ownership of the Collateral; the Borrowers have adequate authority, power and legal right to enter into, execute, deliver and perform the terms of the Loan Documents, to borrow money and give security for borrowing as contemplated by the Loan Documents and to consummate the transactions contemplated thereby, and in doing so, the Borrowers will not violate any law or the provisions of any articles, charter, bylaws or any other agreement or instrument binding on the Borrowers or the Collateral. The Loan Documents will constitute valid, legal and binding obligations of the Borrowers, enforceable in accordance with their respective terms, subject only to applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally. UNICO owns one hundred percent (100%) of the issued and outstanding stock of UC and Cal-Central free and clear of all liens, claims and encumbrances except those in favor of the Lender.

    3.2    Financial Condition. The Borrowers' current consolidated financial
           -------------------
           statements, dated October 31, 1995, copies of which have been furnished to the Lender, are correct, complete and fairly reflect the financial condition of the Borrowers as of the date thereof and have been prepared in conformity with GAAP. There has occurred no material adverse change in the financial condition of the Borrowers from the date of such financial statements to the Closing Date.

     3.3    Compliance with ERISA. To the best of the Borrowers' knowledge after
            ---------------------
            due inquiry: (a) each employee benefit plan maintained by the Borrowers is in substantial compliance with ERISA; (b) no such plan is insolvent, in reorganization or has an unfunded current liability, and no plan has an accumulated or waived funding deficiency or permitted decreases in its funding standard account within the meaning of Section 412 of the Code; (c) neither the Borrowers nor any Subsidiary has incurred any material liability to or on material account of a plan pursuant to Sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA or expects to incur any liability under any of the foregoing sections on account of the termination of participation in or contributions to any such plan; (d) the Borrowers are not aware of any condition that exists which presents a material risk to the Borrowers of incurring a liability to or on account of a plan pursuant to the foregoing provisions of ERISA or the Code; (e) the Borrowers are not aware of any lien imposed under the Code or ERISA on the assets of the Borrowers or any Subsidiary that exists or is likely to arise on account of any plan; and (f) no underfunding of a multiemployer plan exists which, on severance of participation in such multi-employer plan, would result in a withdrawal liability of the Borrowers or any Subsidiary.

     3.4    Liabilities. None of the Borrowers has any material liabilities,
            -----------
            direct or contingent, except those disclosed in the financial statements described in paragraph 3.2 of this Agreement.

     3.5    Disclosure. No representation or warranty made by the Borrowers in
            ----------
            the Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading. There is no fact known to the Borrowers which has or might reasonably be anticipated to have a material adverse effect on the business, assets, financial condition or operations of the Borrowers or the value of the Collateral which has not been disclosed to the Lender in writing.

     3.6    Litigation. Except as listed on Schedule 3.6 or as otherwise
            ----------
            disclosed, there is no action, suit,
            proceeding or investigation pending or threatened against any of the Borrowers which, if adversely determined, would materially adversely affect any of the Borrowers, any of the Collateral or impair the ability of any of the Borrowers to carry on their respective businesses substantially as now conducted or result in any substantial liability to any of the Borrowers not adequately covered by insurance.

     3.7    No Default. The making and performance by the Borrowers of this
            ----------
            Agreement will not violate any provision or constitute a default under any indenture, agreement or instrument to which the Borrowers are a party or by which any one or more of the Borrowers or any of the Collateral is bound or affected.

     3.8    Ownership. The Borrowers have good and marketable title to the
            ---------
            Collateral free and clear of all liens, claims or encumbrances except encumbrances held by the Lender and the Permitted Encumbrances.

     3.9    Permits. To the best of the Borrowers' knowledge after due inquiry,
            -------
            the Borrowers have all governmental and private permits, certificates, consents and franchises which are material to the business, property, assets, operations or condition, financial or otherwise, of the Borrowers or are necessary to carry on their respective businesses as now being conducted and to own or lease and operate their respective properties as now owned or leased. All such governmental and private permits, certificates, consents and franchises are valid and subsisting and there is no existing violation thereof.

     3.10   Taxes. To the best of the Borrowers' knowledge after due inquiry,
            -----
            the Borrowers have filed all foreign, federal, state and local tax returns which are required to be filed and have paid or made provisions for payment of all taxes which have or may become due pursuant to said returns or pursuant to any assessment, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The Borrowers know of no basis for the assessment of any tax deficiency.

     3.11   Compliance. To the best of the Borrowers' knowledge after due
            ----------
            inquiry, none of the Borrowers is in default in the performance, observance or fulfillment of any of the obligations, covenants or Conditions contained in any agreement pursuant to which any indebtedness has been issued or any other material agreement to which any of the Borrowers is a party, except those which are being contested in good faith and which have been disclosed to the Lender in writing. The execution and delivery of the Loan Documents, the consummation of the transactions contemplated thereby or compliance with the terms, conditions and provisions thereof by the Borrowers will not: (a) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any law, regulation, order, writ, injunction or decree of any court or governmental instrumentality, domestic or foreign, or the certificate of incorporation or bylaws of the Borrowers or any of the contractual obligations of any of the Borrowers; or (b) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Collateral other than the liens created by the Loan Documents and the Permitted Encumbrances. None of the Borrowers is a party to any contractual obligation or subject to any requirements of law which will materially and adversely affect the business, operations, properties, assets, prospects or condition, financial or otherwise, of any of the Borrowers.

     3.12   Investment Company Act. None of the Borrowers is an "investment
            ----------------------
            company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     3.13   Regulations. None of the Borrowers is engaged in the business of
            -----------
            extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, and the making of the Loans and the use of the proceeds by the Borrowers will not violate Regulations C, T, U or X of the Board of Governors of the Federal Reserve System.

     3.14   Location of Collateral. The Borrowers will give the Lender written
            ----------------------
            notice of each location at which Inventory and records of the Borrowers pertaining to the Collateral are kept. Except as such notice is given, all Inventory and records of the Borrowers pertaining to the Collateral are and will continue to be kept at the Borrowers' respective addresses set forth in this Agreement. UNICO's principal and only place of business is in the State of Oklahoma; UC's principal and only place of business is in the State of Virginia;

            and Cal-Central's principal and only place of business is in the State of Oklahoma.

     3.15   Governmental Approvals. To the best of the Borrowers' knowledge
            ----------------------
            after due inquiry, no authorizations, approvals or consents on the part of any public body or authority, federal, state or local are required to be obtained by the Borrowers in connection with the execution, delivery or performance of this Agreement or the Loan Documents.

     3.16   Insurance. The Borrowers will continuously maintain with financially
            ---------
            sound and reputable insurers, liability and casualty insurance against such hazards and in such amounts as is commonly maintained by entities similarly situated with respect to comparable assets and businesses.

     3.17   Solvency. After eliminating intercompany transactions, none of the
            --------
            Borrowers is insolvent and, after giving effect to the transactions contemplated by the Loan Documents, none of the Borrowers will become insolvent as a result thereof. Each of the Borrowers: (a) is and will be able to pay their respective debts as they become due;
            (b) has and will have capital sufficient to carry on their respective businesses; (c) owns and will own property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay their respective debts and obligations; and (d) after giving effect to the transactions contemplated by the Loan Documents, none of the Borrowers will have incurred, intended to incur or believes that it has incurred, debts beyond their respective ability to pay such debts as they become due. Each of the Borrowers has received at least a reasonably equivalent value in exchange for incurring the Obligations.

     3.18   Survival of Representations. All representations and warranties made
            ---------------------------
            by the Borrowers will survive the delivery of the Loan Documents and the making of the Loans, and any investigation at any time made by or on behalf of the Lender will not diminish the Lender's right to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrowers in connection with the Loans will constitute representations and warranties made by the Borrowers hereunder.

4.  Notes.  The Loans will be evidenced by the Notes which will be payable as
    -----
follows:

     4.1    Note A.  Note A will be in the principal amount of SIX HUNDRED
            ------
            THOUSAND DOLLARS ($600,000.00) and will be payable on the following terms:

            4.1.1    Interest. Absent Default, Note A will bear interest on the
                     --------
                     unpaid principal balance at an annual rate equal to the Prime Rate plus one percent (1%) until July 1, 1996; on and after July 1, 1996, Note A will bear interest on the unpaid principal balance at an annual rate equal to the Prime Rate plus three percent (3%). Interest will be payable monthly throughout the term of Note A on the first (1st) day of each month until Note A is paid in full.

            4.1.2    Amortization. Absent Default, the unpaid principal balance
                     ------------
                     of Note A will be paid as follows: (a) on March 1, April 1, May 1, June 1 and July 1, 1996, the principal balance of Note A will be reduced by that amount which is equal to fifty percent (50%) of the Cal-central Accounts collected during the preceding month; provided the cumulative principal reduction of Note A will be no less than the following amounts: (i) Twenty Thousand Dollars ($20,000.00) on April 1, 1996; (ii) Sixty Thousand Dollars ($60,000.00) on May 1, 1996; (iii) One Hundred Thousand Dollars ($100,000.00) on June 1, 1996; and (iv) One Hundred Fifty Thousand Dollars ($150,000.00) on July 1, 1995; (b) on August 1, September 1, October 1, November 1 and December 1, 1996, the principal balance of Note A will be reduced by that amount which is equal to one hundred percent (100%) of the Cal-Central Accounts and twenty-five percent (25%) of the UNICO d/b/a Alliance Publications Accounts collected during the preceding month; and (c) the entire unpaid principal balance of Note A plus all accrued interest thereon will be due and payable on January 31, 1997.

            4.1.3    Prepayments. The Borrowers will have the right to prepay
                     -----------
                     the unpaid principal balance of Note A in whole or in part at any time and from time to time without penalty. The Borrowers will apply as a mandatory principal prepayments of Note A: (a) that amount by which the unpaid principal balance of Note A exceeds the Borrowing Base; (b) that amount, if any, which is equal to the proceeds received by the Borrowers from the sale of Equipment; and (c) after payment of Note B in full, the amount of Twenty Thousand Dollars ($20,000.00) on the first (1st) and fifteenth (15th) days of each month. Each prepayment will be applied by the Lender to the payment of the principal installments of Note A in the inverse order of their maturity.

     4.2    Note B. Note B will be in the principal amount of THREE HUNDRED
            ------
            THIRTY-FOUR THOUSAND FOUR HUNDRED THIRTY-TWO AND 73/100 DOLLARS ($334,432.73) and will be payable on the following terms:

            4.2.1    Interest. Absent Default, Note B will bear interest on the
                     --------
                     unpaid principal balance at an annual rate equal to the Prime Rate plus one percent (1%) until July 1, 1996; on and after July 1, 1996, Note B will bear interest on the unpaid principal balance at an annual rate equal to the Prime Rate plus three percent (3%). Interest will be payable semi-monthly throughout the term of Note B on the first (1st) and fifteenth (15th) days of each month until Note B is paid in full.

            4.2.2    Amortization. Absent Default, the unpaid principal balance
                     ------------
                     of Note B will be paid as follows: (a) on the first (1st) and fifteenth (15th) days of each month, semi-monthly principal installments in the amount of Twenty Thousand Dollars ($20,000.00) will be payable, and (b) unless sooner paid, the entire unpaid principal balance of Note B plus all accrued interest thereon will be due and payable on January 31, 1997.

            4.2.3    Prepayment. The Borrowers will have the right to prepay the
                     ----------
                     unpaid principal balance of Note B in whole or in part at any time and from time to time without penalty. Each prepayment will be applied by the Lender to the payment of principal installments in the inverse order of their maturity.

     4.3    Place of Payment. All payments and prepayments of principal or
            ----------------
            interest on the Notes will be made to the Lender in collected funds on or before 11:00 a.m. Oklahoma City time on the due date at the Lender's offices at 101 North Broadway, Oklahoma City, Oklahoma 73102. All payments will be made without setoff or counterclaim and without reduction for, and free from, any and all taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof. If any payment under the Notes or this Agreement becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day and such extension of time will in each case be included in the computation of payments of interest.

5.   Collateral. Payment of the Obligations and all other indebtedness of the
     ----------
Borrowers from time to time owing to the Lender will be secured by the Collateral.

6.   Conditions of Lending. The obligation of the Lender to perform this
     ---------------------
Agreement is subject to the continued performance by the Borrowers of the following conditions:

     6.1    Loan Documents; Collateral. The Loan Documents and all other
            --------------------------
            documents incidental to the transactions contemplated hereby shall have been duly executed, acknowledged (where appropriate) and delivered to the Lender by the Borrowers, all in form and substance satisfactory to the Lender. The Lender shall have received possession of the Stock and any other Collateral, possession of which is necessary to perfect the Lender's security interest therein.

     6.2    Prohibited Orders.  No order, writ or injunction of any court or
            -----------------
            administrative agency shall be in effect or sought prohibiting the transactions contemplated by the Loan Documents.

     6.3    Authority. The Lender shall have received certificates of
            ---------
            incorporation, certificates of good standing for the Borrowers and each Subsidiary from the respective states of incorporation and certified copies of corporate resolutions and other documents reasonably required to authorize the execution, delivery and performance of the Loan Documents by the Borrowers, all in form and substance satisfactory to the Lender.

     6.4    No Default. The representations and warranties set forth in
            ----------
            paragraph 3 of this Agreement shall be true and correct and there shall have occurred and be continuing no Event of Default.

     6.5    Opinion of Counsel. The Lender shall have received an opinion of
            ------------------
            counsel for the Borrowers stating that:

            6.5.1  Status. Each of the Borrowers is a corporation duly formed
                   ------
                   and validly existing under the laws of the respective states of their incorporation and failure to qualify as a domesticated corporation in any state in which any of the Borrowers conducts business will not impair the businesses of the Borrowers;

            6.5.2  Authority. The Borrowers have the power and have been duly
                   ---------
                   authorized to execute, deliver and perform the Loan
                   Documents;

            6.5.3  Enforceability. The Loan Documents, when executed and
                   --------------
                   delivered, will be valid and legally binding obligations of the Borrowers enforceable in accordance with their respective terms;

            6.5.4  No Violation. Compliance by the Borrowers with the Loan
                   ------------
                   Documents will not violate any law, including, without implied limitation, applicable securities laws, orders of public authorities, the certificates of incorporation and bylaws of the Borrowers or any other agreements binding on the Borrowers, including, without implied limitation, the Borrowers' agreements with the Subordinated Creditors or any lender secured by Permitted Encumbrances; and

            6.5.5  Collateral. The Loan Documents are entitled to the benefit of
                   ----------
                   the Collateral therein described and are enforceable in accordance with their respective terms against the Collateral to which they relate, except as limited by applicable bankruptcy, insolvency and debtor relief laws.

     6.6    Information; Consents. The Borrowers shall have furnished to the
            ---------------------
            Lender such financial statements, information and consents of third parties to the transactions contemplated by this Agreement as have been requested by the Lender.

     6.7    Insurance. The Lender shall have received copies of certificates,
            ---------
            policies or other evidence of casualty and liability insurance covering the Collateral and naming the Lender as an additional insured or as loss payee issued by insurers, in amounts and containing terms satisfactory to the Lender.

     6.8    Additional Documents. The Borrowers shall have furnished to the
            --------------------
            Lender such additional agreements, contracts, indentures and documents in connection with the Loans as the Lender requests, in the Lender's sole discretion:

     6.9    Collateral Reports. The Borrowers shall have furnished to the
            ------------------
            Lender: (a) a Borrowing Base Certificate; (b) the Borrowers' most recent aging report of Accounts and accounts payable; and (c) the Borrowers' most recent inventory of Equipment.

     6.10   Conversion Agreement. No later than Monday, July 1, 1996, the
            --------------------
            Subordinated Creditors and UNICO shall have entered into the Conversion Agreement for the benefit of the Lender.

     6.11   Appraisal. Not later than March 11, 1996, the Borrowers shall have
            ---------
            provided to the Lender an appraisal report prepared by an appraiser selected by the Borrowers and approved by the Lender which will contain a detailed estimate of the fair market value and forced sale value of the Equipment and such additional information as the Lender might reasonably request.

     6.12   Payments at Closing. On the Closing Date, the "Borrowers will pay to
            -------------------
            the Lender: (a) the amount required to pay interest accrued on the Notes to February 15, 1996; and (b) the sum of Twenty Thousand Dollars ($20,000.00) to be applied to: (i) the payment of the balance of a promissory note owing by Cal-Central to the Lender;
            (ii) the payment of attorneys' fees owing to Self, Giddens & Lees, Inc. and Hastie, McCutcheon and Maye; and (iii) the balance, if any, as a principal prepayment of Note B.

     6.13   Subordination Agreements. On the Closing Date, the Borrowers will
            ------------------------
            deliver to the Lender a Subordination Agreement duly executed by the Humphreys Group (or such of them as the Lender might request), a Subordination Agreement duly executed by the Duncan-Smith Group (or such of them as the Lender might request) and a Subordination Agreement duly executed by Renaissance. To the extent the Lender waives the execution of a Subordination Agreement by any Subordinated Creditor on the Closing Date, the Borrowers will thereafter exercise all reasonable efforts to expeditiously obtain execution of the Subordination Agreements by all of the Subordinated Creditors and will provide executed counterparts thereof to the Lender no later than Monday, July 1, 1996.

7.   Affirmative Covenants. Until payment in full of the Obligations, the
     ---------------------
Borrowers jointly and severally agree that, unless the Lender otherwise consents in writing, the Borrowers will perform or cause to be performed the following agreements:

     7.1    Records. Accurate books and records will be kept by the Borrowers in
            -------
            accordance with GAAP. The Lender will have the right to examine and copy such books and records and the federal and state income tax returns of the Borrowers, to discuss the affairs, finances and accounts of the Borrowers and to be informed as to the same at such times and intervals as the Lender might reasonably request. The Borrowers will furnish or cause to be furnished to the Lender at the times hereafter specified the following reports:

            7.1.1    Financial Statements. The Borrowers will furnish to the
                     --------------------
                     Lender within thirty (30) days after the close of each month a copy of the Borrowers' monthly management summary. In addition, within forty-five (45) days after the close of each fiscal quarter, the Borrowers will furnish to the Lender quarterly and year-to-date unaudited consolidated financial statements of the Borrowers in form satisfactory to the Lender certified to be accurate by an authorized officer of the Borrowers. In addition, within ninety (90) days after the close of each fiscal year of the Borrowers, the Borrowers will furnish to the Lender annual consolidated audited financial statements audited by certified public accountants satisfactory to the Lender, prepared in accordance with GAAP and in form and substance satisfactory to the Lender.

            7.1.2    Borrowing Base Certificate. On or before the fifteenth
                     --------------------------
                     (15th) day of each month, the Borrowers will deliver to the Lender a Borrowing Base Certificate.

            7.1.3    Aging Reports. The Borrowers will furnish to the Lender
                     -------------
                     within fifteen (15) days after the last day of each fiscal quarter of the Borrowers, an aging report setting forth the aging of the Accounts and accounts payable of the Borrowers as of the last day of the preceding fiscal quarter in form and substance satisfactory to the Lender.

            7.1.4    SEC Filings. Simultaneously with the filing thereof, the
                     -----------
                     Borrowers will deliver to the Lender copies of all information, documents and forms filed or submitted by the Borrowers to the United States securities and Exchange Commission, any state securities authority and any other similar governmental authority.

            7.1.5    Other Information. At the Lender's request from time to
                     -----------------
                     time, the Borrowers will provide the Lender with such other information as the Lender might request regarding the business affairs and financial condition of the Borrowers and the Borrowers will provide access to the Lender at all reasonable times to all agreements, leases, assignments, purchase and sale contracts, operating agreements and all other documents and information relating to the Borrowers and the Collateral.

     7.2    Taxes. All taxes, assessments, governmental charges and levies
            -----
            imposed on the Borrowers and their respective assets, income and profits will be paid prior to the date on which penalties attach thereto; provided that the Borrowers will not be required to pay any such charge which is being contested in good faith by proper proceedings as to which adequate reserves have been established in accordance with GAAP.

     7.3    Access. Any representative of the Lender will have reasonable access
            ------
            to the Collateral and any other property owned by the Borrowers.

     7.4    Insurance. The Borrowers will continuously maintain with financially
            ---------
            sound and reputable insurers policies of liability and casualty insurance against such risks and in such amounts as are commonly maintained by entities similarly situated with respect to comparable assets and businesses. Such insurance policies will name the Lender as loss payee or as an additional insured in compliance with the applicable insurance provisions. The Lender will be furnished copies of all insurance policies in effect and evidence of premium payment thereon.

     7.5    Collateral. The Borrowers agree to maintain the Collateral in a
            ----------
            prudent and efficient manner consistent with normal industry practice, to grant the Lender first perfected security interests covering all additions to the Collateral and to promptly deliver to the Lender such documents as might be requested by the Lender to subject the same to security interests in favor of the Lender. The Borrowers will maintain and defend title to the Collateral against all claims, liens and encumbrances except those in favor of the Lender and the Permitted Encumbrances.

     7.6    Qualification; Licenses. The Borrowers will take such actions or
            -----------------------
            cause such actions to be taken as might be required to maintain the Borrowers' corporate existence and all governmental and private permits, licenses and authorities necessary or desirable to the continuation of the respective businesses of the Borrowers and will comply with all statutes and governmental regulations.

     7.7    Notices. The Borrowers will promptly give written notice to the
            -------
            Lender of: (a) any litigation in excess of Fifty Thousand Dollars ($50,000.00) commenced against or affecting any one or more of the Borrowers or the Collateral; (b) any dispute which exists between the Borrowers and any governmental authority relating to any federal or state law that could reasonably be expected to have a material adverse effect on: (i) the financial condition or results of operations of the Borrowers or (ii) the ability of the Borrowers, taken as a whole, to perform their obligations under the Loan Documents; (c) any labor controversy resulting in or threatening to result in a strike against the Borrowers; (d) any proposal by any public authority to acquire the assets or businesses of the Borrowers; (e) the occurrence of any Event of Default; and (f) any other matter which has resulted or could be expected to result in a material adverse change in: (i) the financial condition or results of operations of the Borrowers or (ii) the ability of any one or more of the Borrowers, taken as a whole, to perform their obligations under the Loan Documents.

     7.8    ERISA. As soon as possible and, in any event, within ten (10) days
            -----
            after the Borrowers know any of the following, the Borrowers will deliver to the Lender a certificate of the Borrowers setting forth details as to any of the following occurrences stating the action, if any, which the Borrowers are required or propose to take, together with any notices required or proposed to be given to or filed with or by the Borrowers, the PBGC, a plan participant or the plan administrator with respect thereto that: (a) a reportable event has occurred; (b) an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a maintained plan; (c) a maintained plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; (d) a maintained plan has an unfunded current liability giving rise to a lien under ERISA; (e) proceedings may be or have been instituted to terminate a maintained plan; (f) a proceeding has been instituted pursuant to Section 515 of ERISA to collect from the Borrowers a delinquent contribution to a plan; or
            (g) the Borrowers or any Affiliate will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a plan under Sections 4062, 4063, 4064, 4201 or 4204 of ERISA or that a trustee of a multiemployer plan has notified the Borrowers of any potential withdrawal liability with respect to a multiemployer plan. The Borrowers will deliver to the Lender on request a complete copy of the annual report (Form 5500) of each maintained plan required to be filed with the Internal Revenue Service and will deliver to the Lender a complete copy of the annual report of each multiemployer plan delivered to the Borrowers by a trustee of such plan. In addition to any certificates or notices delivered to the Lender pursuant to the first sentence hereof, copies of annual reports and any other notices received by the Borrower required to be delivered to the Lender hereunder will be delivered to the Lender no later than ten (10) days after the later of the date such report or notice has been filed with the Internal Revenue Service or the PBGC, given to plan participants or received by the Borrowers.

     7.9    Additional Documents. From time to time, on the written request of
            --------------------
            the Lender, the Borrowers agree to execute additional documents consistent with the provisions of the Loan Documents which are reasonably requested by the Lender.

     7.10   Bank Accounts. UNICO and Cal-Central will continuously maintain the
            -------------
            Borrowers' primary bank accounts on deposit with the Lender and will comply with the terms of all agreements relating to such accounts.

     7.11   Prior Encumbrances. Within thirty (30) days after the Closing Date,
            ------------------
            the Borrowers will furnish to the Lender in form and substance satisfactory to the Lender such releases, termination statements, assignments or other documents as might be required by the Lender to effect a total release or assignment to the Lender of any other liens and/or security interests covering any of the Collateral, except for the Permitted Encumbrances.

     7.12   Compliance. The Borrowers will continuously comply with all
            ----------
            applicable regulations, rules, ordinances and orders of any federal, state or local taxing authority which might materially and adversely affect the business, operations or financial condition of any one or more of the Borrowers.

     7.13   Lockbox Collections. Prior to Default and until July 1, 1996, the
            -------------------
            Borrowers will cause fifty percent (50%) of the proceeds of the Cal-Central Accounts to be applied as principal reductions of Note A and the remaining proceeds of Cal-Central Accounts will be deposited to the Cal-Central operating account. On Default or after July 1, 1996, the Borrowers will cause all of the proceeds of the Cal-Central Accounts to be applied as principal reductions of Note A. Prior to Default and until July 1, 1996, provided that the Lender has approved a weekly budget for the use of collections of such Accounts proposed by UNICO, all of the proceeds of the UNICO d/b/a Alliance Publications Accounts will be deposited to the UNICO operating account. Prior to Default and on and after July 1, 1996, provided the Lender has approved a weekly budget for the use of collections of such Accounts proposed by UNICO, twenty-five percent (25%) of the proceeds of the

            UNICO d/b/a Alliance Publications Accounts will be applied as principal reductions of Note A and the remaining proceeds of such Accounts will be deposited to the UNICO operating account. After Default, all proceeds of the Accounts will be applied to payment of the Obligations in such order as the Lender might determine from time to time.

     7.14   Lockbox Agreements. On or before the Closing Date, UNICO and Cal-
            ------------------
            Central will execute and deliver the Lockbox Agreements and implement the procedures described in the Lockbox Agreements. UC will execute and deliver the Lockbox Agreement on the Closing Date, but UC will not be required to implement the procedures described in the Lockbox Agreement until such time as the Lender requests that UC do so. The Lender will have the absolute right to require UC to initiate the procedures described in the Lockbox Agreement at any time the Lender determines in good faith, but in the absolute judgment of the Lender that the prospects for payment of the Loans have deteriorated or the Lender otherwise deems itself to be insecure.

8.   Negative Covenants. Until payment in full of the Obligations, the Borrowers
     ------------------
jointly and severally agree that unless the Lender otherwise consents in writing, the Borrowers will not perform or permit to be performed any of the following acts:

     8.1    Creation of Liens. The Borrowers will not create, assume or suffer
            -----------------
            to exist any mortgage, pledge, lien, charge or encumbrance on any of the Collateral, excluding only encumbrances to the Lender and the Permitted Encumbrances.

     8.2    Creation of Debt. The Borrowers will not create, assume or suffer to
            ----------------
            exist any indebtedness for borrowed money or issue or sell any obligation of the Borrowers (whether absolute, contingent or otherwise) excluding only: (a) the Loans; (b) debts and liabilities in existence on the date hereof and reflected in the consolidated financial statements of the Borrowers delivered to the Lender pursuant to paragraph 3.2 of this Agreement; (c) accounts payable and accrued liabilities arising in the ordinary course of business; and (d) the indebtedness owing as of the Closing Date by the Borrowers to the subordinated Creditors and the holders of the Permitted Encumbrances.

     8.3    Loans. The Borrowers will not make any loans, advances or extensions
            -----
            of credit to any person, firm or corporation, except in the ordinary course of business.

     8.4    Disposition. The Borrowers will not sell, lease, convey, assign,
            -----------
            transfer or otherwise dispose of any of the collateral, except in the ordinary course of business. UNICO will not sell, convey, assign, transfer or otherwise dispose of the Stock or any interest therein.

     8.5    Senior Debt. The Borrowers will not take or permit to be taken any
            -----------
            action which would or might impair the senior position of the Lender under the Loan Documents.

     8.6    Contingent Liabilities. The Borrowers will not assume, guarantee,
            ----------------------
            endorse or otherwise become contingently liable for the obligations of any other person, firm or corporation, except by the endorsement of negotiable instruments for deposit or collection or other similar transactions in the ordinary course of business.

     8.7    Liquidation; Merger. The Borrowers will not liquidate, dissolve or
            -------------------
            enter into any consolidation, merger, joint venture, syndicate, pool, management agreement or other combination.

     8.8    Dividends. Excluding salaries, expense reimbursements and other
            ---------
            compensation paid to employees in the ordinary course of business, the Borrowers will not: (a) declare or pay any dividends, stock bonuses or any other form of compensation or distribution to any Affiliate, any stockholder of UNICO or any other person; or (b) authorize or make any other distribution to any stockholder, Subsidiary, Affiliate or person of any of the assets or businesses of the Borrowers.

     8.9    Margin Stock. The Borrowers will not use any of the proceeds of the
            ------------
            Loans for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

     8.10   Stock Issuance; Redemption. The Borrowers will not purchase,
            --------------------------
            acquire, redeem, retire or call or make any commitment to purchase, acquire, redeem, retire or call any of the stock of any of the Borrowers and none of the Borrowers will issue any additional stock or securities convertible into stock, except as disclosed in and contemplated by the designations for the UNICO Redeemable Preferred Stock, the UNICO Convertible

            Preferred Stock, existing stock purchase warrants and stock options issued pursuant to the UNICO Omnibus Equity Compensation Plan.

     8.11   Other Agreements. The Borrowers will not enter into any agreement
            ----------------
            that limits or restricts the ability of the Borrowers to comply with the terms of the Loan Documents.

9.   Events of Default. The Lender may terminate all obligations of the Lender
     -----------------
under the Loan Documents and may exercise the remedies held by the Lender under the Loan Documents, at law or in equity, if any of the following events occur and are not remedied by the Borrowers or waived in writing by the Lender.

     9.1    Nonpayment. The nonpayment when due of any installment of interest
            ----------
            or principal owing under either of the Notes or the nonpayment when due of any other Obligation; or

     9.2    Breach of Agreement. The failure by the Borrowers to perform any
            -------------------
            agreement contained in any of the Loan Documents; or

     9.3    Lien Filings. The existence for a period of ten (10) days of any
            ------------
            lien other than the liens created by the Loan Documents and the Permitted Encumbrances covering all or any portion of the Collateral; or

     9.4    Casualty Loss. Substantial damage or destruction of a substantial
            -------------
            portion of the Collateral; or

     9.5    Representations; Warranties. Any representation, statement,
            ---------------------------
            certificate, schedule or report made or furnished to the Lender by or on behalf of the Borrowers proves to be false or erroneous in any material respect at the time of the making thereof or any representation or warranty contained in the Loan Documents ceases to be complied with in any material respect; or

     9.6    Insolvency; Bankruptcy. The insolvency (meaning an inability to pay
            ----------------------
            debts as the same become due or the existence of liabilities in excess of assets after the elimination of intercompany transactions) of any one or more of the Borrowers or the institution of a bankruptcy, reorganization, liquidation, receivership or conservatorship proceeding by or against any one or more of the Borrowers or a material portion of the Collateral; or

     9.7    Adverse Change. The discontinuance of business or a material adverse
            --------------
            change in the nature of the respective businesses of any one or more of the Borrowers or in the financial condition of any one or more of the Borrowers; or

     9.8    Judgment. Entry by any court of a final judgment against any of the
            --------
            Borrowers in excess of One Hundred Thousand Dollars ($100,000.00) or an attachment of any material portion of the Collateral either of which is not discharged to the satisfaction of the Lender within thirty (30) days or contested in good faith by appeal, provided that a sufficient supersedeas bond is posted in compliance with the law of the jurisdiction where the judgment was rendered; or

     9.9    Other Debt. The nonpayment when due or acceleration of the maturity
            ----------
            of any other indebtedness of any of the Borrowers including, without implied limitation, the obligations to the subordinated Creditors or the holders of permitted Encumbrances; or

     9.10   Corporate Existence. The cessation by any of the Borrowers to be
            -------------------
            validly existing corporations under the laws of the respective states of their incorporation; or

     9.11   Failure of Liens. Failure of the Lender's security interests
            ----------------
            covering the Collateral to constitute a first priority perfected lien on any of the Collateral.

10.  Remedies. On the occurrence of an Event of Default, in addition to any
     --------
other rights and remedies which the Lender might hold under the terms of any one or more of the Loan Documents, the Lender will have the following remedies:

     10.1   Acceleration. The Lender may declare the Notes and all other
            ------------
            Obligations to be immediately due and payable, demand performance of all other obligations of the Borrowers under the Loan Documents and proceed to selectively and successively enforce the Lender's rights under any one or more of the Loan Documents, at law or in equity.

     10.2   Selective Enforcement. If the Lender elects to selectively and
            ---------------------
            successively enforce the Lender's rights under any one or more of the Loan Documents, such action will not be deemed a waiver or discharge of any other right, lien or encumbrance securing payment of the Obligations until such time as the Lender has been paid in full all sums owing to the Lender.

     10.3   Performance by Lender. If the Borrowers fail to cure or cause to be
            ---------------------
            cured any Event of Default, the Lender will have the right, but not the obligation, to cause the Event of Default to be cured on the Borrowers' behalf and to pay any secured or unsecured claim (whether senior or subordinate to the claims of the Lender) affecting the Collateral in such manner and at such times as the Lender determines to be appropriate under the circumstances. The Borrowers hereby authorize the Lender to increase the amount of the Obligation by the cost of curing any Event of Default or satisfying any claim against the Borrowers or the Collateral and agree that the Loan Documents will evidence and secure payment of such costs whether or not the total funds advanced by the Lender exceed the face amount of the Loan Documents.

     10.4   Waiver of Default. The Lender may, by an instrument in writing
            -----------------
            signed by the Lender, waive any Event of Default which has occurred and any of the consequences of such Event of Default and, in such event, the Lender and the Borrowers will be restored to their respective former positions, rights and obligations under the Loan Documents. Any Event of Default so waived will, for the purposes of the Loan Documents, be deemed to have been cured and not to be continuing, but no such waiver will extend to any subsequent or other Event of Default or impair any consequences of such subsequent or other Event of Default. No waiver of any Event of Default by the Lender will be implied from the failure or delay by the Lender to take any action in respect of the Event of Default. No express waiver of any condition precedent or Event of Default will affect any other Event of Default or extend any period of time for performance other than as specified in such express waiver. One or more waivers of any Event of Default will not be deemed a waiver of any subsequent failure by the Borrowers to perform the same provision or any other provision. The consent to or approval of any act or request by the Lender will not be deemed to waive or render unnecessary the consent to or approval of any subsequent similar act or request. The partial exercise of any right or remedy under the Loan Documents will not preclude any other or further exercise thereof or the exercise of any other right or remedy. No advance of the proceeds of either of the Loans will constitute a waiver of any of the representations, warranties, conditions or agreements contained in the Loan Documents. If the Lender elects to advance proceeds of either of the Loans to the Borrowers notwithstanding the Borrowers' failure to satisfy any condition precedent to such advance, the advancement of funds will not preclude the Lender from thereafter declaring the Borrowers' failure to satisfy such condition precedent to be an Event of
            Default.   No course of dealing between the Borrowers and the Lender
            will be deemed to amend the terms of the Loan Documents or to preclude the Lender from exercising the rights and remedies therein contained notwithstanding such course of dealing.

     10.5   Cumulative Remedies. The rights and remedies of the Lender provided
            -------------------
            by the Loan Documents are Cumulative and no right or remedy will be exclusive of any other or of any other right or remedy which the Lender might otherwise have by virtue of the occurrence of an Event of Default and the exercise of any right or remedy by the Lender will not impair the Lender's standing to exercise any other right or remedy.

     10.6   Deposits; Setoff. Regardless of the adequacy of any other Collateral
            ----------------
            held by the Lender, any deposits or other sums credited by or due from the Lender to any of the Borrowers will at all times constitute security for all of the obligations of the Borrowers and may be set-off against any and all liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of any one or more of the Borrowers to the Lender. The rights granted by this paragraph will be in addition to the rights of the Lender under any statutory banker's lien.

11.  Miscellaneous.  It is further agreed as follows:
     -------------

     11.1   Time.  Time is the essence of each provision of this Agreement.
            ----

     11.2   Indemnity. The Borrowers agree to indemnify and hold the Lender
            ---------
            harmless from all liability, loss, damage or expense, including reasonable attorney's fees, whether incurred under retainer, salary or otherwise, which the Lender incurs in good faith in the enforcement of the terms of the Loan Documents.

     11.3   Expenses. Within ten (10) days after receipt of an invoice therefor,
            --------
            the Borrowers will pay all out-of-pocket expenses incurred by the Lender in connection

            To the Lender:    BANCFIRST
                              Post Office Box 26788
                              101 North Broadway
                              Oklahoma City, Oklahoma 73126
                              Attention:  Mr. E. G. Alexander,
                                          Senior Vice President
                              Telefacsimile:  (405) 270-1090

            With Copy To:     HASTIE, McCUTCHEON AND MAYE
                              300 MidFirst Plaza
                              501 Northwest Expressway
                              Oklahoma City, Oklahoma 73118
                              Attention:  John D. Hastie, Esquire
                              Telefacsimile:  (405) 842-5666

     11.5   Governing Law. The Loan Documents are executed and delivered
            -------------
            pursuant to a lending transaction negotiated and to be performed in Oklahoma City, Oklahoma County, Oklahoma, and are to be construed according to the laws of the State of Oklahoma applicable to contracts to be performed entirely within the State of Oklahoma. All actions with respect to the Loan Documents may be instituted in a state or federal court sitting in the judicial district in which Oklahoma City, Oklahoma is situate, as the Lender might elect from time to time, and by the execution and delivery of this Agreement, the Borrowers irrevocably and unconditionally submit to the jurisdiction (both subject matter and personal) of such court and irrevocably and unconditionally waive: (a) any objection the Borrowers might now or hereafter have to the venue in such court; and (b) any claim that any action or proceeding brought in such court has been brought in an inconvenient forum.

     11.6   Construction. Nothing in the Loan Documents is intended to
            ------------
            constitute the Lender as a joint venturer with the Borrowers or to create a partnership. Except for the terms defined in paragraph 1 of this Agreement, the descriptive headings contained in this Agreement are for convenience in reference and are not intended to be used in the construction of the content of this Agreement. This Agreement may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one agreement.

     11.7   Severability. If any provision contained in any of the Loan
            ------------
            Documents is determined to be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision will not in any way be affected or impaired thereby in any other jurisdiction nor will the validity, legality and enforceability of the remaining provisions of the Loan Documents in any way be affected or impaired thereby. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.

     11.8   Amendment. This Agreement may not be amended, altered, modified or
            ---------
            changed verbally, but only by an agreement in writing signed by the party against whom enforcement of any amendment, waiver, change, modification or discharge is sought.

     11.9   Extension of Term. It is understood that the Lender is under no
            -----------------
            obligation to extend the term of this Agreement beyond the maturity of the Notes and that any such extension will be made in the Lender's sole discretion and on such terms as the Lender might determine.

     11.10  Exclusive Benefit. All provisions of the Loan Documents are for the
            -----------------
            sole and exclusive benefit of the Lender and the Borrowers and no other person will have standing to require satisfaction of the provisions thereof.

     11.11  Binding Effect. This Agreement will be binding on the Borrowers and
            --------------
            their respective successors and permitted assigns and will inure to the benefit of the Lender and the Lender's successors and assigns.

     11.12  Participating Lenders. The Borrowers agree that although the Loan
            ---------------------
            Documents name the Lender as the holder thereof, the Lender is authorized to sell participation interests in the Loans to any other financial institution. The Borrowers agree that: (a) each holder of a participation interest will be entitled to rely on the terms of the Loan Documents as if such holder had been named as an original party to the Loan Documents; and (b) the Lender is authorized to provide all information furnished to the Lender by the Borrowers to each holder of a participation interest.

     11.13  Supersession. The Loan Documents supersede and replace the Prior
            ------------
            Loan Documents and all prior agreements between some or all of the Borrowers and the Lender relating to the Loans. Effective on the execution of the Loan Documents by all required parties, all Obligations will be governed by the terms of this Agreement and not by the Prior Loan Documents, provided that the acceptance of the Loan Documents by the Lender will not discharge, interrupt, impair or otherwise modify the priority or validity of any lien or security interest securing payment of the Obligations created by the Prior Loan Documents.

            IN WITNESS WHEREOF, the Borrowers and the Lender have duly executed this Agreement effective the date first above written.

                                  UNICO, INC., a Delaware corporation


                                  By /s/ W. Douglas Frans
                                    ----------------------------------------
                                         W. Douglas Frans, President



                                  UNITED COUPON CORPORATION, a
                                  Virginia corporation

                                  By /s/ Gerard R. Bernier
                                    ----------------------------------------
                                         Gerard R. Bernier, President



                                  CAL-CENTRAL MARKETING CORPORATION,
                                  formerly AEC Acquisitions, Inc., an Oklahoma corporation

                                  By /s/ W. Douglas Frans
                                    ----------------------------------------
                                         W. Douglas Frans
                                         Chief Executive Officer

                                  (the "Borrowers")


                                  BANCFIRST, an Oklahoma banking
                                  corporation


                                  By /s/ E. G. Alexander
                                    ----------------------------------------
                                         E. G. Alexander,
                                         Senior Vice President

                                  (the  "Lender")